GOODWILL AND OTHER INTANGIBLES - Expected Future Amortization Expense (Detail) - USD ($) $ in Thousands	Jan. 02, 2016	Jan. 03, 2015
Expected future amortization expense
2016	$ 31,001
2017	29,028
2018	26,481
2019	22,992
2020	21,495
Thereafter	81,019
Total	$ 212,016	$ 193,224